INDEPENDENT CONTRACTOR AGREEMENT

THIS INDEPENDENT CONTRACTOR AGREEMENT (the “Agreement”) is made and entered into as of the 18th day of May, 2021 (the “Effective Date”), by and between Rapid Therapeutic Science Laboratory, Inc., a Nevada for profit company (the “Company”) and Epic Medical Research, a Texas for profit company (the “Contractor”) may be collectively referred to herein as the “Parties,” and individually as a “Party.”

W I T N E S E T H:

WHEREAS, Company is a manufacture of certain aerosol products;

WHEREAS, Company desires to hire Contractor for the Services (as defined below);

WHEREAS, Contractor desires to accept independent contractor Services under the terms and conditions set forth in this Agreement;

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto agree as follows:

1.  DEFINITIONS

1.1.  “Confidential Information” means information of a Party, to the extent not considered a Trade Secret under applicable law, that (i) relates to the business of the Parties, (ii) possesses an element of value to the Parties, (iii) is not generally known to the public, and (iv) would damage a Party if disclosed. Confidential Information shall not include any information that (i) is or becomes generally available to the public other than as a result of an unauthorized disclosure, (ii) has been independently developed and disclosed by others without violating this Agreement or the legal rights of any party, or (iii) otherwise enters the public domain through lawful means.  This Confidential Information is more fully defined and set out in the Confidentiality Agreement, Non-Disclosure and Non-Circumvent Agreement (“CA.NDA”) signed by Contractor wherein the term PCI includes Confidential Information. Confidential Information is considered Trade Secrets as defined under the Texas Trade Secrets Act at Tex. Civ. Prac. & Rem Code §134A.002. Any breach of this clause will result in damages for Misappropriation under the Act.

1.2.  “Restricted Period” means the time period during the Term of this Agreement and for two (2) year after the effective date of termination of this Agreement.  The term of the CA.NDA is not modified by this Agreement.

1.3.  “Services” means acting as the principal investigator of Company’s products related to that certain agreement between Company and Dr. Powell d/b/a We the 23, LLC while performing clinical research including, but not limited to, obtaining informed consent of patients, implementation of study procedures, product dispensing, evaluations of patient compliance with study requirements, preparations of required study documents by principal investigator, Haresh Boghara, M.D. on the Company’s products under the direction of Charles L. Powell, M.D. with respect to Company products provided to Contractor.

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2.  INDEPENDENT CONTRACTOR RELATIONSHIP

2.1.  Contractor. Subject to the terms and conditions herein, Company engages Contractor as a clinical research center and Dr. Boghara as its principal investigator. Contractor and Dr. Boghara accepts such engagement.

2.2.  Relationship of Parties. It is mutually understood and agreed that in performing the services, duties and obligations under this Agreement, Contractor is acting as an independent contractor and the Contractor shall at all times perform services as an independent contractor on behalf of Company pursuant to the terms of this Agreement. None of the provisions of this Agreement is intended to create, nor shall be deemed or construed to create, any relationship between the Parties hereto other than that of independent contractors.

3.  COMPENSATION

3.1.  Compensation. The Company is a manufacturer of certain aerosol products. Company shall compensate Contractor for all services that Contractor renders to Company during the Term of this Agreement as set forth in Exhibit A, attached hereto and incorporated herein by reference, as well as any Addendums. The Parties agree that Exhibit A may be revised and updated by the Company to reflect new or additional services.

4.  DUTIES OF CONTRACTOR

4.1.  Role of Contractor. During the Term of this Agreement, Contractor shall use its best efforts to perform pharmaceutical and device studies on Company’s provided products in a manner consistent with standard industry practices for medical formula and devices at the direction of Dr. Powell.

4.2.  Representations. Contractor and or its employees, contractors and/or agents shall not make any false or misleading representations to medical providers, retailers, wholesalers, pharmacies, or others regarding Company or the products that Company provides for testing, nor shall Contractor make any representations, warranties or guarantees with respect to products the Company provides that are not consistent with Company’s documentation or literature describing its products or that found on its website at www.nhaler.com, www.rxoid.com, or www.rtslco.com.

4.3.  No Authority to Bind Company. Contractor is not authorized to act as agent for Company and may not bind Company in any manner. Furthermore, Contractor warrants that he, or any of his agents, employees, or members, will not represent or appear to represent to any person the authority to bind Company to any arrangement or agreement.

4.4.Use of Agents or Employees or Contractors by Contractor. Contractor acknowledges that he may use employees, agents, subcontractors or other parties to perform some or all of its services under this Agreement. Contractor also acknowledges it is legally and financially responsible for the actions or omissions of its agents, employees, or members that fall outside and direction provide by Dr Powell or Dr. Boghara.

5.  TERM AND TERMINATION OF AGREEMENT

5.1.  Term of Agreement. The term of this Agreement shall be for one (1) year.

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5.2.  Termination. This Agreement may be terminated as follows:

5.2.1.  Without Cause by Contractor. Contractor may terminate this Agreement by giving Company prior written notice pursuant to the notice provisions of Section 8.1.  Such termination shall be effective on the 30th day following the date of such notice.

5.2.2.  Without Cause by Company. Company may terminate this Agreement, with or without cause, upon one hundred eighty (180) days’ notice.

5.2.3.  Mutual Termination. This Agreement may be terminated at any time by mutual agreement in writing between Company and Contractor. Such termination under this Section 5.2.3 shall be effective on the date mutually agreed by Contractor and Company.

6.  REPRESENTATIONS, WARRANTIES AND COVENANTS

6.1.  Non-Disparagement. During the Term of this Agreement and upon the termination of the Agreement for any reason, neither Party will make any disparaging or defamatory statements, whether written or verbal, regarding the other Party, or any of said Party’s officers, members, employees, or owners.

6.2.  Restrictive Covenants.

6.2.1. Acknowledgements.

6.2.1.1.  The Parties acknowledge that the restrictions contained in this Article 6 are reasonable and necessary to protect the legitimate business interests of the Parties.

6.2.1.2.  The Parties further acknowledge that: (i) each Party may be in a position of trust and responsibility with access to Confidential Information and information concerning employees and business partners; and (ii) the Confidential Information, and the relationship between each Party and each of its employees and clients are valuable assets of the Parties and may not be used for any purpose other than furthering the services under this Agreement. This information is expressly protected under the CA.NDA and the Texas Trade Secrets Act.

7.  INDEMNIFICATION

7.1Indemnification. During the term of this Agreement, the Company agrees to fully and completely indemnify and hold harmless Contractor from any and all claims other than those for Contractor’s own negligence or gross negligence. At all times, Company shall maintain commercial insurance on the Services to be performed by Contractor.

8.  MISCELLANEOUS PROVISIONS

8.1.  Notices. Any and all notices required hereunder shall be in writing, signed by the party giving such notice, and shall be deemed to have been duly given or delivered if delivered personally or sent by recognized overnight delivery service, in the case of Company, to its principal office, and in the case of Contractor, to the address appearing on the books of Company, or at such other address as either party may have last designated by notice to the other party. The effective date of a notice shall be the date of personal delivery of such notice or, in the case of sending by overnight delivery service as provided

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above, shall be deemed to be on the date evidenced on the return receipt. Failure to accept a notice or designate a new address by a party will not frustrate the effectiveness of such notice.

8.2.  Amendments. No provision of this Agreement may be altered, waived, modified or changed unless in writing, signed by the parties hereto, and no alleged verbal agreements, modifications or understandings shall be enforceable.

8.3.  No Waiver. The failure of any party hereto in any one (1) or more instances to insist upon the performance of any of the terms and conditions of this Agreement, or to exercise any right or privilege conferred in this Agreement, or the waiver of any breach of any of the terms, covenants or conditions of this Agreement, shall not be construed as thereafter waiving any such terms, covenants, conditions, rights, or privileges, but the same shall continue and remain in full force and effect as if no such forbearance or waiver had occurred.

8.4.  Entire Agreement. This Amendment, including all Addenda, which are hereby incorporated by reference, constitutes the entire agreement between the Parties concerning the subject matter of this Agreement. This Agreement supersedes any prior communications, agreements or understandings, whether oral or written, between the Parties relating to the subject matter of this Agreement. Other than terms of this Agreement, no other representation, promise or agreement has been made with Contractor to cause Contractor to sign this Agreement.

8.5.  Governing Law. This Agreement shall be governed and construed according to the laws of the State of Texas.

8.6.  Choice of Venue. Except as otherwise expressly provided in this Agreement, any action seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or to enforce any arbitration award rendered pursuant to the attached and incorporated arbitration agreement and shall be brought in any state court located in the Counties of Dallas or Collin, State of Texas, and each Party hereto consents to the jurisdiction and venue of such court and hereby waives any objection that it may now or hereafter have to the personal jurisdiction and venue of such court and to any claim of inconvenient forum.

8.7.  Binding Agreement. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, but it may not be assigned by either party without the consent of the other.

8.8.  Headings. The section headings herein contained are for convenience of reference only and shall not be deemed to impart substantive meaning to any provision or condition of this Agreement.

8.9.  Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

8.10.  Independent Enforcement. The covenants set forth in Article 6 of this Agreement shall be construed as agreements independent of any other agreements or any other provision in this Agreement, and the existence of any claim or cause of action by Contractor against Company, whether predicated on this Agreement or otherwise, regardless of who was at fault and regardless of any claims that Contractor or Company may have against the other, shall not constitute a defense to the enforcement by Company of the covenants set forth in Article 6. The Company shall not be barred from enforcing the restrictive

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covenants set forth in Article 6 by reason of any breach of any other part of this Amendment or any other agreement with Contractor.

8.11.  Compliance with Applicable Laws; Change of Applicable Law. The parties hereto shall comply with all applicable local, state and federal laws, rules, regulations and restrictions governing their obligations and responsibilities under this Agreement (the “Applicable Laws”). If any provision of this Agreement shall reasonably be determined by either Party to violate any Applicable Law or if a change in Applicable Laws occurs which, in the opinion of counsel to the applicable Party, clearly or materially affects the legality of this Agreement for any Party or for all parties, the Parties agree that, upon written notice, they will negotiate in good faith to amend this Agreement appropriately. If the Parties are unable to agree, following good faith diligently pursued negotiations on an amendment or revision to this Agreement that satisfactorily resolves the issues raised by such Party’s notice, then such Party shall have the right to terminate the Term upon three (3) months’ prior written notice to each other Party. If a non-material provision of this Agreement shall be determined to be invalid or unenforceable by any court of law for any reason, such provision shall be deemed modified to the extent necessary to make it enforceable and the remainder of this Agreement shall be unaffected thereby and shall remain in full force and effect.

8.12  ARBITRATION AGREEMENT: THE PRIOR CONFIDENTIALITY, NON-CIRCUMVENTION & NON-DISCLOSURE AGREEMENT (CA.NDA), IF ANY, SIGNED BY REPRESENTIVE IN ANY CAPACITY IS EXPRESSLY INCORPORATED HEREIN BY REFERENCE. A BREACH OF THAT AGREEMENT IS A BREACH OF THIS AGREEMENT. AND A BREACH OF THIS AGREEMENT IS A BREACH OF THAT AGREEMENT.

AS SUCH, ANY AND ALL DISPUTES, CONTROVERSIES OR CLAIMS FOR DAMAGES ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OR ANY MATTER COVERED IN THIS AGREEMENT, OR ANY SUBSEQUENT AGREEMENT WITH THE CONTRACTOR RELATING TO ANY OF THE TERMS OF THIS AGREEMENT AND/OR THE CA.NDA SHALL BE SUBMITTED TO BINDING ARBITRATION. THIS ALSO EXPRESSLY INCLUDES ANY ACTION BROUGHT BY ANY CONTRACTOR’S CUSTOMERS OR CLIENTS FOR ANY DAMAGE OF ANY KIND. THE PARTIES AGREE EITHER PARTY MAY INVOKE BINDING ARBITRATION AND SUCH INVOCATION IS IRREVOCABLE.

SUCH BINDING ARBITRATION SHALL ONLY BE INITIATED THROUGH STATE COURT IN DALLAS OR COLLIN COUNTY, TEXAS, AND/OR EITHER UNDER THE AMERICAN ARBITRATION ASSOCIATION (“AAA”), AND/OR THE DALLAS OFFICE OF JAMS.

SUCH SELECTION OF FORUM, VENUE AND/OR RULES IN ANY COURT OF COMPETENT JURISDICTION OR TRIBUNAL HEREUNDER IS AT THE SOLE DISCRETION OF THE COMPANY. IF THE RECEIPENT PARTY, OR ANY CUSTOMER OR CLIENT OF RECEIPEENT PARTY SEEKS ADJUDICATION FOR ANY DAMAGES IN ANY OTHER FORUM OR VENUE, UPON TRANSFER TO THE ALLOWED VENUES HEREIN, THE ARBITRATOR SHALL IMMEDIATELY AWARD COSTS AND ATTORNEY FEES TO THE COMPANY ON AN INTERMIN BASIS FOR CORRECTING SUCH IMPROPER USE OF FORUM AND/OR VENUE. THIS IS A MANDATORY AWARD AND SHALL BE AWARED AND ENFORCED WITHIN 30 DAYS OF CHANGE OF VENUE TO DALLAS OR COLLIN COUNTY, TEXAS. THIS AWARD SHALL BE IN THE FORM OF A SANCTION AND NOT A FINAL AJUDICATION.

THE ARBITRATION SHALL BE CONDUCTED BEFORE A SOLE ARBITRATOR AGREED UPON BY THE PARTIES; OTHERWISE, SELECTED BY A COURT OF COMPETENT JURISDICTION, AAA, OR JAMS. THE ARBITRATOR’S AUTHORITY SHALL BE LIMITED TO WHETHER OR NOT A PARTY BREACHED THE AGREEMENT, THE AMOUNT OF AN AWARD OF DAMAGES AS A RESULT OF THE BREACH AND/OR THE ISSUANCE OF AN INJUNCTION.

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IN THE EVENT THE ARBITRATOR FINDS THE CONTRACTOR BREACHED THE AGREEMENT, IN ANY MANNER WHATSOVER WHETHER THE CONTRACTOR HAS CURED OR ATTEMPTED TO CURE ITS BREACH, THE ARBITRATOR MUST AND SHALL AWARD ACTUAL ATTORNEY FEES AND MONEY DAMAGES, EVEN IF NOMINAL IN AMOUNT.  IN ADDITION, IF A BREACH OF ANY NATURE HAS OCCURRED RELATED TO NON-PERMISSBLE CONTACT WITH TPIP AS LISTED UNDER THE EXISTING CA.NDA BETWEEN THE PARTIES, WHETHER CURED OR NOT, THE ARBITRATOR IN ADDITION TO DAMAGES MUST ALSO AWARD A PERMENANT INJUNCTION CONCURRENT WITH ACTUAL DAMAGES PROHIBITING THE CONTRACTOR FROM EVER CONTACTING ANY PARTY (TPIP) LISTED ON EXHIBIT “A” OF THE CONFIDENTIALITY AGREEMENT INCLUDING, BUT NOT LIMITED TO, THEIR EMPLOYEES, OFFICERS, AGENTS, CONTRACTORS, AFFILATES AND/OR SUBSIDIARIES, DURING THE REMAINING DURATION OF THE TEN (10) YEAR PERIOD SET FORTH IN IN THE CONFIDENTIALITY AGREEMENT. A BREACH RELATED TO NON-PERMISSIBLE CONTACT WITH A TPIP SHALL BE AWARDED SOME DAMAGES, EVEN IF NOMINAL.

AT ALL TIMES THE ARBITRATOR SHALL HAVE THE RIGHT TO ISSUE TEMPORARY INJUNCTIONS THAT CAN BE ENFORECED BY A COURT OF COMPETENT JURISDICTION TO HALT ANY BREACH BEFORE ISSUANCE OF A FINAL AWARD. THE INTENT OF THIS IS TO PROTECT TRADE SECRETS FROM BEING USED WITHOUT COMPENSATION TO THE COMPANY.

THE COMPANY SHALL HAVE THE RIGHT TO ELECT THE TYPE OF MONEY DAMAGES (BOTH GENERAL AND SPECIAL) THEY SEEK. AS SUCH, THEY MAY ELECT TO RECOVER: 1) EXPECTANCY DAMAGES (BENEFIT OF THE BARGAIN); 2) RELIANCE DAMAGES; 3) RESTITUTION DAMAGES (QUATUM MERIUT); 4) LOST PROFITS; 5) OUT OF POCKET DAMAGES; 6) LOSS OF GOODWILL; 7) LOSS OF CREDIT; AND/OR 7) EXEMPLARY DAMAGES. ANY DAMAGES SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND NO OTHER.

IN ADDITION, IF THE CONTRACTOR HAS ACQUIRED ANY ASSETS, OF ANY NATURE, AS A RESULT OF ANY BREACH, THOSE ASSETS MAY BE FORFIETED TO THE COMPANY AS AN OFFSET OF DAMAGES. THIS AWARD SHALL BE CONSIDERED LIQUIDATED DAMAGES BY THE ARBITRATOR AND SHALL BE AN OFFSET AGAINST REASONABLE DAMAGES SO AS NOT TO CREAT A PENALTY.

IN ADDITION, ANY BREACH SHALL RESULT IN IMMEDIATE FOREFEITURE OF ANY MONEY CONTRACTOR HAS ON DEPOSIT WITH THE COMPANY AS LIQUIDATED DAMAGES. SUCH FOREFEITURE SHALL BE AN OFFSET AGAINST FUTURE ACTUAL DAMAGES, ATTORNEY FEES AND COSTS.

FURTHER, THE COMPANY MAY ELECT TO HAVE A COMBINATION AWARD OF ANY AND ALL TYPES OF DAMAGES ALLOWED HEREIN OR UNDER TEXAS LAW TO FULLY AND COMPLETELY COMPENSATE THEM FOR ANY BREACH.

MONEY DAMAGES FOR ANY BREACH BY THE COMPMANY IS LIMITED TO: 1) SPECIFIC PERFORMANCE OF ANY CONTRACT FOR GOODS, SERVICES OR FEES (PERSONAL SERVICE CONTRACTS ARE NOT ENFORCEABLE IN TEXAS AND MAY NOT BE ENFORECED BY THE ARBITRATOR) BETWEEN CONTRACTOR AND THE COM[PANY (IF SPECIFIC PERFORMANCE IS NOT AVAILABLE, THEN A REFUND OF THE PRICE OF GOODS OR PAYMENT OF FEES); 2) DAMAGES ONLY IN THE AMOUNT OF ANY EARNED MONEY ON DEPOSIT WITH COMPANY AT THE TIME THE ARBITRATION IS ENVOKED; AND 3) AN AWARD OF REASONABLE ATTORNEY FEES AND COSTS ONLY. THE ARBITRATOR MAY NOT AWARD THE CONTRACTOR ANY DAMAGES FOR FUTURE LOST PROFITS, BENEFIT OF THE BARGAIN, LOSS OF BUSINESS REPUTATION, OR LOSS OF GOODWILL. ANY SUCH AWARD IS OUTSIDE THE ARBITRATIOR’S EXPRESS POWERS.

ANY OTHER AWARDS, (INCLUDING FAILURE TO FIND DAMAGES, EVEN IF NOMINAL, OR TO ISSUE AN INJUNCTION IF A BREACH WAS FOUND BY THE RECEIPENT PARTY) THAN

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THOSE LISTED HEREIN, SHALL BE OUTSIDE THE ARBITRATOR’S EXPRESS POWERS AND MAY BE IMMEDIATELY REVOKED AND/OR MODIFIED BY A COURT OF COMPETENT JURSIDICTION.

THE ARBITRATOR SHALL NOT ALLOW ANY DISCOVERY OTHER THAN: 1) PRODUCTION OF BUSINESS AND FINANCIAL RECORDS WHICH EITHER SUPPORTS OR CONTRADICTS THE ALLEGED BREACH AND DAMAGES. SUCH PRODUCTION SHALL OCCUR AT LEAST 30 DAYS PRIOR TO THE FINAL ARBITRATION HEARING; AND 2) EACH PARTY MAY TAKE ONE DEPOSITION OF A PARTY AND ONE DEPOSITION OF A NON-PARTY. HEARSAY IS ONLY ALLOWED RELATING TO A TPIP, OR THEIR EMPLOYEES, OFFICERS AND/OR DIRECTORTES, AS EVIDENCE AND AFFIDAVITS OR SWORN STATEMENTS OF NON-PARTY EMPLOYEES WHO ARE LISTED AS TPIP ARE ALLOWED AS EVIDENCE. ALL OTHER TESTIMONY SHALL BE LIVE.

FURTHER, THE ARBITRATION FINAL HEARING SHALL TAKE PLACE WITHIN 120 DAYS OF ANY DEMAND AND ANY AWARD SHALL ISSUE WITHIN 30 DAYS AFTER THE FINAL ARBITRATION HEARING. DEPARTURE FROM THIS PARAGRAPH BY AN ARBITRATOR SHALL CONSITUTE AN ACT OUTSIDE THE POWER OF THE ARBITRATOR AND SHALL BE REVERSED OR RESUBMITTED FOR CORRECTION BY A COURT OF COMPETENT JURISDICTION.

IN THE EVENT THE ARBITRATOR FAILS TO ACT WITHIN THE PRESCRIBED TIME, OR WITHIN THE PRESCIBED LIMITS ON AWARDS SET FORTH HEREIN, INCLUDING A FAILURE TO AWARD NOMINAL DAMAGES AND A PERMENANT INJUNCTION IF A BREACH OF ANY NATURE HAS BEEN FOUND, A COURT OF COMPETENT JURISDICTION SHALL VACATE THE AWARD PURSUANT TO TEX. CIV. PRAC. REM CODE § 171.07 (A)(3)(A). THE MATTER SHALL THEN BE RESUBMITTED TO ARBITRATION WITH A NEW ARBITRATOR.

IF AN AWARD IS APPEALED BY THE NON-PREVAILING PARTY ANY INJUNCTIVE RELIEF SHALL REMAIN IN PLACE DURING THE APPEAL. FAILURE TO FOLLOW THIS SHALL BE CONSIDERED A VIOLATION OF AN ARBITRATOR’S EXPRESS POWERS.

THE PARTIES AGREE THAT THE DAMAGES IN THESE ARBITRATION PARAGRAPHS AS WELL AS THE ENFORCEMENT OF AN INJUNTION RELATED TO TPIP MAY BE CONTRARY TO PUBLIC POLICY AND THAT THIS PARAGRAPH IS A WAIVER OF PUBLIC POLICY UNLESS EXPRESSLY PROHIBITED AS A MATTER OF LAW. IN ADDITION, THE ARBITRATOR SHALL HAVE SOLE AUTHORITY TO DETERMINE THEIR OWN JURISDICTION.

OTHER THAN THOSE REASONS SET FORTH HEREIN, ANY APPEAL, WHETHER IN FEDERAL OR STATE COURT, MUST EXPRESLLY COMPLY WITH THE PROVISIONS OF THE TEXAS ARBITRATION ACT.

ANY PREVAILING PARTY MAY SEEK ENFORCEMENT IN ANY COURT OF COMPETENT JURISDICTION UNDER ONE OR MORE INTERNATIONAL TREATIES OR AGREEMENTS, IF NECESSARY. FAILURE TO SEEK ARBITRATION IS NOT A WAIVER OF ANY RIGHT BY THE COMPANY.

SERVICE OF NOTICE OF ARBITRATION MAY BE MADE BY EMAIL AS WELL AS CERTIFIED MAIL.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

COMPANY:	CONTRACTOR:
RTSL
/s/ Donal R. Schmidt, Jr.	/s/ Dr. Haresh Boghara
By: Donal R. Schmidt, Jr.	By: Dr. Haresh Boghara
CEO	Title: HARESH BOGHARA

CONTACT INFORMATION:

Accounting and Billing:

15800 Dooley Rd Suite 200

Addison, TX 75001

If to Contractor:

Haresh Boghara, MD, MBA

106 Plaza Dr.

Red Oak, Texas 75154

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EXHIBIT A

Company will pay to Contractor 500,000 convertible preferred shares of its restricted stock upon completion of a five (5) arm study of Company’s CBD and/or CBG blended products with up to 50 individual patients per arm. The study protocols are to be prepared by Dr. Haresh Boghara and/or Dr. Powell and shall be approved by Company prior to initiation of each study. These shares will be subject to the same exact terms and trading agreement as those of Dr. Powell’s, unless provided otherwise in writing by RTSL. 250,000 preferred convertible shares shall be fully earned upon commencement of the start of the first arm of the study.